Cincinnati Bell Reports Fourth Quarter and Full Year 2012 Results

CINCINNATI - February 27, 2013 - Cincinnati Bell Inc. (NYSE:CBB) today announced financial results for the full year and fourth quarter of 2012.

Highlights

•	Achieved 2012 financial guidance for Revenue and Adjusted EBITDA

•	Completed successful IPO of CyrusOne in January 2013 and retained 69 percent ongoing ownership of CyrusOne

•	Passed 71,000 units with Fioptics in 2012 and achieved 28 percent customer penetration

Ted Torbeck, president and chief executive officer, stated, “In 2012, Cincinnati Bell delivered solid financial results while executing on a data center strategy that positions us to significantly reduce debt and fundamentally change Cincinnati Bell's future leverage profile.”

“As the new CEO of Cincinnati Bell, I am honored to be leading a company with a very strong foundation from which to build. While challenges exist, our growth initiatives are clear. Our fiber investments are delivering strong results, and are approaching an inflection point. In 2013, we will increase capital investment to accelerate our fiber deployment to consumers and businesses in Cincinnati. As a result, we believe we can return our Wireline business to growth in 2014,” Mr. Torbeck concluded.

Fourth Quarter and Full-Year Performance Highlights

•
Revenue of $1.5 billion was in line with guidance and reflects a 1 percent increase over 2011. Fourth quarter 2012 revenue was $375 million, up $9 million from the same period in 2011. Full year earnings before interest, taxes, depreciation and amortization[1] (Adjusted EBITDA) was $535 million for 2012, ahead of guidance of $530 million and down 2 percent compared to 2011.

•
Wireline revenue for the quarter was $182 million, flat compared to the prior year when considering a one-time charge for credits recorded in the fourth quarter of 2011. Revenue for the full year of $731 million was down slightly compared to 2011, as the growth in Fioptics and data revenue from business customers continues to partially offset the impact of access line losses. Wireline Adjusted EBITDA for the full year was $344 million, resulting in an Adjusted EBITDA margin[2] of 47 percent, down from 49 percent in the full year of 2011.

•
CyrusOne revenue for the quarter increased 18 percent year-over-year to $58 million, and revenue for the full year of $221 million represents a 20 percent increase over 2011. CyrusOne Adjusted EBITDA for the full year was $115 million, an increase of 13 percent compared to 2011, resulting in an Adjusted EBITDA margin of 52 percent. During the fourth quarter, the company added 36,000 square feet of data center space and sold 41,000 square feet. For the year, the company constructed 199,000 square feet of additional data center space, increasing total capacity to 932,000 square feet, and sold 92,000 square feet of space. As a result, the segment's utilization at the end of 2012 was 78 percent.

•
CyrusOne raised $525 million in 6.375% senior notes in the fourth quarter, and $480 million of the proceeds were used by the company to repay Cincinnati Bell corporate bonds and other debt. The company's net debt[3], excluding CyrusOne, totaled $2.1 billion at the end of 2012.

Fourth Quarter and Full Year Review
For the year, revenue of $1.5 billion reflects a 1 percent increase over 2011, while fourth quarter revenue was 3 percent higher than the comparable period in 2011. Operating income for the full year of 2012 was $270 million, up 4 percent compared to 2011, with operating income from the quarter totaling $58 million. Net income for the year of $11 million was affected by a loss on extinguishment of debt of $14 million, asset impairments of $14 million and CyrusOne REIT formation and other transaction costs of $6 million. Net income excluding special items4 for the year was $34 million and resulted in 11 cents per diluted share, down from 24 cents in 2011 due primarily to additional depreciation associated with our CyrusOne capital expenditures. Full year 2012 Adjusted EBITDA was $535 million, which includes an $8 million mark-to-market charge on certain compensation plans as a result of the increase in the company's stock price in 2012, and was down from 2011 Adjusted EBITDA of $545 million.

“With the repayment of our 2015 bonds and other indebtedness in the fourth quarter, the company has no significant maturities until 2017,” said Kurt Freyberger, chief financial officer. “We believe our current capital structure provides sufficient flexibility to support the growth of both our Fioptics suite of products and our business-class fiber product offerings.”

Wireline Segment
For the quarter, Wireline revenue of $182 million was flat compared to the fourth quarter of 2011, after adjusting 2011 for one-time revenue credits, as the company's Fioptics and strategic business data and VoIP product lines continue their growth trend, offsetting the impact of access line losses. For the full year, Wireline revenue totaled $731 million compared to $732 million generated in 2011.

Operating income was $50 million in the quarter, up slightly compared to the same period in 2011, while the full year 2012 operating income was $213 million, down $16 million or 7 percent compared to 2011.

Adjusted EBITDA was $84 million in the fourth quarter of 2012 and $344 million for the full year, down 4 percent and 3 percent, respectively, from the same periods in 2011. Adjusted EBITDA margins of 46 percent for the quarter and 47 percent for the year were also down from 2011, driven largely by the continued loss of higher-margin access lines and the additional costs associated with Fioptics customer acquisition.

At the end of the fourth quarter, the company had a total of 205,000 homes and businesses passed with Fioptics, which represents approximately 26 percent of the Greater Cincinnati market. The segment attained an additional 4,000 Fioptics entertainment customers in the quarter and an additional 5,000 Fioptics high-speed internet subscribers, increasing the total number of such subscribers to 55,000 and 57,000, respectively. Total high-speed internet subscribers numbered 259,000 at the end of the fourth quarter, up from 257,000 at the end of 2011, as the increase in Fioptics subscribers continues to more than offset the decrease in DSL high-speed internet subscribers.

Wireless Segment
Wireless revenue was $57 million for the quarter, a decrease of 17 percent from the fourth quarter of 2011, and 2012 full year revenue of $242 million was down 13 percent compared to 2011 as postpaid subscriber losses continued. The segment generated operating income of $8 million in the quarter and $51 million for the year.

Adjusted EBITDA of $17 million in the quarter resulted in an Adjusted EBITDA margin of 30 percent. Adjusted EBITDA for the year totaled $85 million, which equated to a 35 percent Adjusted EBITDA margin.

Total wireless subscribers at the end of the quarter decreased to 398,000 compared to 459,000 at the end of 2011.

Data Center Colocation Segment
CyrusOne fourth quarter revenue was $58 million, an 18 percent increase over the fourth quarter in 2011, and annual revenues were $221 million, up 20 percent compared to 2011. The segment's operating income of $8 million in the quarter and $30 million for the year was down $2 million and $16 million, respectively, compared to the same periods in 2011.

Adjusted EBITDA for the quarter was $28 million compared to $27 million in the fourth quarter of 2011, reflecting higher revenue and additional overhead and other expenses as the company continued to prepare to operate as a stand-alone, publicly-traded real estate investment trust entity. As a result, the segment's Adjusted EBITDA margin in the quarter was 48 percent, down from 56 percent in the fourth quarter of 2011. For the year, Adjusted EBITDA of $115 million reflects a 13 percent increase over 2011. The company's 2012 Adjusted EBITDA margin was 52 percent compared to 55 percent in 2011.

CyrusOne added 36,000 square feet of new data center space during the quarter and 199,000 square feet for the full year, increasing total capacity to 932,000 square feet at the end of 2012. The company sold 41,000 square feet of new space during the fourth quarter, and 92,000 square feet for the full year.

IT Services and Hardware Segment
For the quarter, revenue was $87 million, a 15 percent increase over the fourth quarter in 2011, driven by strong hardware sales which were up 19 percent year-over-year. The segment's full-year revenue of $316 million was up 5 percent over 2011 due to a $17 million year-over-year increase in managed and professional services. Adjusted EBITDA in the quarter was $4 million, resulting in an Adjusted EBITDA margin of 5 percent. Adjusted EBITDA generated in the full year was $18 million, down $2 million from 2011.

2013 Outlook
Cincinnati Bell is providing the following guidance for 2013, which excludes CyrusOne results:

Category	2013 Guidance
Revenue	$1.2 billion
Adjusted EBITDA	Approx. $390 million*

*Plus or minus 2 percent

Conference Call/Webcast
Cincinnati Bell will host a conference call on February 27, 2013 at 8:30 a.m. (ET) to discuss its results for the fourth quarter and full year of 2012. A live webcast of the call will be available via the Investor Relations section of www.cincinnatibell.com. The conference call dial-in number is (866) 780-1078. Callers located outside of the U.S. and Canada may dial (816) 581-1572. A taped replay of the conference call will be available one hour after the conclusion of the call until 8:30 a.m. on Wednesday March 13, 2013. For U.S. callers, the replay will be available at (888) 203-1112. For callers outside of the U.S. and Canada, the replay will be available at (719) 457-0820. The replay reference number is 6508834. An archived version of the webcast will also be available in the Investor Relations section of www.cincinnatibell.com.

Safe Harbor Note
This release and the documents incorporated by reference herein contain forward-looking statements regarding future events and our future results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may,” variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this release and those discussed in other documents we file with the Securities and Exchange Commission (SEC). More information on potential risks and uncertainties is available in our recent filings with the SEC, including Cincinnati Bell's Form 10-K report, Form 10-Q reports and Form 8-K reports. Actual results may differ materially and adversely from those expressed in any forward-looking statements. We undertake no obligation to revise or update any forward-looking statements for any reason.

Use of Non-GAAP Financial Measures
This press release contains information about adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), Adjusted EBITDA margin, net debt, net income excluding special items, and free cash flow. These are non-GAAP financial measures used by Cincinnati Bell management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of these non-GAAP financial measures to comparable GAAP financial measures have been included in the tables distributed with this release and are available in the Investor Relations section of www.cincinnatibell.com.

1Adjusted EBITDA provides a useful measure of operational performance. The company defines Adjusted EBITDA as GAAP operating income plus depreciation, amortization, restructuring charges, asset impairments, components of pension and other retirement plan costs related to interest costs, asset returns, and amortization of actuarial gains and losses, and other special items.

2Adjusted EBITDA margin provides a useful measure of operational performance. The company defines Adjusted EBITDA margin as Adjusted EBITDA divided by revenue. Adjusted EBITDA margin should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with the measure as defined by other companies.

3Net debt provides a useful measure of liquidity and financial health. The company defines net debt as the sum of the face amount of short-term and long-term debt and unamortized premium and/or discount, offset by cash and cash equivalents.

4Net income excluding special items in total and per share provides a useful measure of operating performance. Net income excluding special items should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with net income excluding special items as defined by other companies.

Free cash flow provides a useful measure of operational performance, liquidity and financial health. The company defines free cash flow as cash provided by (used in) operating, financing and investing activities, adjusted for the issuance and repayment of debt, debt issuance costs, the repurchase of common stock, and the proceeds from the sale or the use of funds from the purchase of business operations, including transaction costs. Free cash flow should not be considered as an alternative to net income (loss), operating income (loss), cash flow from operating activities, or the change in cash on the balance sheet and may not be comparable with free cash flow as defined by other companies. Although the company feels that there is no comparable GAAP measure for free cash flow, the attached financial information reconciles free cash flow to the net increase (decrease) in cash and cash equivalents.

About Cincinnati Bell Inc.
With headquarters in Cincinnati, Ohio, Cincinnati Bell (NYSE: CBB) provides integrated communications solutions - including local and long distance voice, data, high-speed internet, entertainment and wireless services - that keep residential and business customers in Greater Cincinnati and Dayton connected with each other and with the world. In addition, enterprise customers across the United States rely on Cincinnati Bell for efficient, scalable office communications systems and end-to-end IT solutions. Cincinnati Bell also is the majority owner of CyrusOne (NASDAQ: CONE), which provides best-in-class data center colocation services to enterprise customers through its facilities with fully redundant power and cooling solutions that are currently located in the Midwest, Texas, Arizona, London and Singapore. For more information, please visit www.cincinnatibell.com.

Cincinnati Bell Inc.
Consolidated Statements of Operations
(Unaudited)
(Dollars in millions, except per share amounts)

	Three Months Ended				Twelve Months Ended
	December 31,		Change		December 31,		Change
	2012	2011	$	%	2012	2011	$	%

Revenue	$374.7	$365.3	$9.4	3%	$1,473.9	$1,462.4	$11.5	1%

Costs and expenses
Cost of services and products	184.8	174.5	10.3	6%	694.6	677.3	17.3	3%
Selling, general and administrative	69.9	65.4	4.5	7%	269.5	263.1	6.4	2%
Depreciation and amortization	57.2	53.2	4.0	8%	217.4	199.5	17.9	9%
Restructuring charges	0.4	12.2	(11.8)	(97)%	3.4	12.2	(8.8)	(72)%
Curtailment loss	—	—	—	n/m	—	4.2	(4.2)	n/m
Gain on sale or disposal of assets	(1.0)	—	(1.0)	n/m	(1.6)	(8.4)	6.8	81%
Impairment of goodwill and other assets	0.9	50.8	(49.9)	(98)%	14.2	52.4	(38.2)	(73)%
Transaction costs	4.6	—	4.6	n/m	6.3	2.6	3.7	n/m

Operating income	57.9	9.2	48.7	n/m	270.1	259.5	10.6	4%

Interest expense	55.6	53.8	1.8	3%	218.9	215.0	3.9	2%
Loss on extinguishment of debt	13.6	—	13.6	n/m	13.6	—	13.6	n/m
Other expense, net	0.1	0.9	(0.8)	(89)%	1.7	0.9	0.8	89%

Income (loss) before income taxes	(11.4)	(45.5)	34.1	75%	35.9	43.6	(7.7)	(18)%
Income tax expense (benefit)	(1.6)	(15.1)	13.5	89%	24.7	25.0	(0.3)	(1)%

Net income (loss)	(9.8)	(30.4)	20.6	68%	11.2	18.6	(7.4)	(40)%

Preferred stock dividends	2.6	2.6	—	0%	10.4	10.4	—	0%

Net income (loss) applicable to common shareowners	$(12.4)	$(33.0)	$20.6	62%	$0.8	$8.2	$(7.4)	(90)%

Basic earnings (loss) per common share	$(0.06)	$(0.17)			$0.00	$0.04
Diluted earnings (loss) per common share	$(0.06)	$(0.17)			$0.00	$0.04

Weighted average common shares outstanding
(in millions)
- Basic	199.9	194.9			197.0	196.8
- Diluted	199.9	194.9			204.7	200.0

Cincinnati Bell Inc.
Consolidated Statements of Operations
(Unaudited)
(Dollars in millions, except per share amounts)

	Three Months Ended
	December 31,	September 30,	Change
	2012	2012	$	%

Revenue	$374.7	$368.2	$6.5	2%

Costs and expenses
Cost of services and products	184.8	172.3	12.5	7%
Selling, general and administrative	69.9	72.2	(2.3)	(3)%
Depreciation and amortization	57.2	55.4	1.8	3%
Restructuring charges	0.4	0.9	(0.5)	(56)%
Gain on sale or disposal of assets	(1.0)	(0.6)	(0.4)	(67)%
Impairment of goodwill and other assets	0.9	0.3	0.6	n/m
Transaction costs	4.6	1.7	2.9	n/m

Operating income	57.9	66.0	(8.1)	(12)%

Interest expense	55.6	55.2	0.4	1%
Loss on extinguishment of debt	13.6	—	13.6	n/m
Other expense, net	0.1	0.1	—	0%

Income (loss) before income taxes	(11.4)	10.7	(22.1)	n/m
Income tax expense (benefit)	(1.6)	6.8	(8.4)	n/m

Net income (loss)	(9.8)	3.9	(13.7)	n/m

Preferred stock dividends	2.6	2.6	—	0%

Net income (loss) applicable to common shareowners	$(12.4)	$1.3	$(13.7)	n/m

Basic earnings (loss) per common share	$(0.06)	$0.01
Diluted earnings (loss) per common share	$(0.06)	$0.01

Weighted average common shares outstanding
(in millions)
- Basic	199.9	196.4
- Diluted	199.9	205.6

Cincinnati Bell Inc.
Income Statements by Segment
(Unaudited)
(Dollars in millions)

	Three Months Ended				Twelve Months Ended
	December 31,		Change		December 31,		Change
	2012	2011	$	%	2012	2011	$	%
Wireline
Revenue
Voice - local service	$61.7	$66.2	$(4.5)	(7)%	$255.4	$280.3	$(24.9)	(9)%
Data	77.5	74.2	3.3	4%	306.9	291.5	15.4	5%
Long distance and VoIP	27.8	28.0	(0.2)	(1)%	113.9	111.3	2.6	2%
Entertainment	9.8	7.2	2.6	36%	35.4	26.6	8.8	33%
Other	5.3	4.7	0.6	13%	18.9	22.4	(3.5)	(16)%

Total revenue	182.1	180.3	1.8	1%	730.5	732.1	(1.6)	0%

Operating costs and expenses
Cost of services and products	72.3	67.8	4.5	7%	283.8	270.0	13.8	5%
Selling, general and administrative	31.6	29.7	1.9	6%	125.6	126.7	(1.1)	(1)%
Depreciation and amortization	27.1	26.3	0.8	3%	106.0	102.4	3.6	4%
Other*	1.0	8.2	(7.2)	(88)%	2.2	4.5	(2.3)	(51)%

Total operating costs and expenses	132.0	132.0	—	0%	517.6	503.6	14.0	3%

Operating income	$50.1	$48.3	$1.8	4%	$212.9	$228.5	$(15.6)	(7)%

Wireless
Revenue
Service	$52.8	$60.4	$(7.6)	(13)%	$224.5	$252.4	$(27.9)	(11)%
Equipment	4.0	8.0	(4.0)	(50)%	17.3	25.2	(7.9)	(31)%

Total revenue	56.8	68.4	(11.6)	(17)%	241.8	277.6	(35.8)	(13)%

Operating costs and expenses
Cost of services and products	28.3	36.1	(7.8)	(22)%	113.0	134.2	(21.2)	(16)%
Selling, general and administrative	11.4	13.4	(2.0)	(15)%	43.7	55.2	(11.5)	(21)%
Depreciation and amortization	7.9	8.4	(0.5)	(6)%	31.9	33.5	(1.6)	(5)%
Other*	1.5	50.3	(48.8)	(97)%	2.0	51.4	(49.4)	(96)%

Total operating costs and expenses	49.1	108.2	(59.1)	(55)%	190.6	274.3	(83.7)	(31)%

Operating income (loss)	$7.7	$(39.8)	$47.5	n/m	$51.2	$3.3	$47.9	n/m

Data Center Colocation
Revenue	$58.0	$49.1	$8.9	18%	$221.3	$184.7	$36.6	20%

Operating costs and expenses
Cost of services	20.6	15.8	4.8	30%	75.7	59.7	16.0	27%
Selling, general and administrative	9.8	6.4	3.4	53%	31.0	23.8	7.2	30%
Depreciation and amortization	19.7	16.6	3.1	19%	70.6	54.8	15.8	29%
Other*	—	—	—	n/m	13.6	—	13.6	n/m

Total operating costs and expenses	50.1	38.8	11.3	29%	190.9	138.3	52.6	38%

Operating income	$7.9	$10.3	$(2.4)	(23)%	$30.4	$46.4	$(16.0)	(34)%

IT Services and Hardware
Revenue
Telecom and IT equipment distribution	$59.6	$49.9	$9.7	19%	$204.6	$206.0	$(1.4)	(1)%
Managed and professional services	27.3	25.7	1.6	6%	111.1	94.5	16.6	18%

Total revenue	86.9	75.6	11.3	15%	315.7	300.5	15.2	5%

Operating costs and expenses
Cost of services and products	72.4	62.4	10.0	16%	255.7	243.0	12.7	5%
Selling, general and administrative	10.3	8.4	1.9	23%	42.3	37.4	4.9	13%
Depreciation and amortization	2.3	1.8	0.5	28%	8.6	8.4	0.2	2%
Other*	(1.2)	1.9	(3.1)	n/m	(1.2)	1.9	(3.1)	n/m

Total operating costs and expenses	83.8	74.5	9.3	12%	305.4	290.7	14.7	5%

Operating income	$3.1	$1.1	$2.0	n/m	$10.3	$9.8	$0.5	5%

	*Other includes restructuring charges, curtailment loss, gain on sale or disposal of assets, impairment of goodwill and asset impairments.

Cincinnati Bell Inc.
Income Statements by Segment
(Unaudited)
(Dollars in millions)

	Three Months Ended
	December 31,	September 30,	Change
	2012	2012	$	%
Wireline
Revenue
Voice - local service	$61.7	$63.0	$(1.3)	(2)%
Data	77.5	77.2	0.3	0%
Long distance and VoIP	27.8	28.1	(0.3)	(1)%
Entertainment	9.8	9.5	0.3	3%
Other	5.3	4.5	0.8	18%

Total revenue	182.1	182.3	(0.2)	0%

Operating costs and expenses
Cost of services and products	72.3	71.5	0.8	1%
Selling, general and administrative	31.6	32.8	(1.2)	(4)%
Depreciation and amortization	27.1	26.6	0.5	2%
Other*	1.0	0.5	0.5	100%

Total operating costs and expenses	132.0	131.4	0.6	0%

Operating income	$50.1	$50.9	$(0.8)	(2)%

Wireless
Revenue
Service	$52.8	$55.0	$(2.2)	(4)%
Equipment	4.0	4.5	(0.5)	(11)%

Total revenue	56.8	59.5	(2.7)	(5)%

Operating costs and expenses
Cost of services and products	28.3	27.8	0.5	2%
Selling, general and administrative	11.4	11.0	0.4	4%
Depreciation and amortization	7.9	8.1	(0.2)	(2)%
Other*	1.5	—	1.5	n/m

Total operating costs and expenses	49.1	46.9	2.2	5%

Operating income	$7.7	$12.6	$(4.9)	(39)%

Data Center Colocation
Revenue	$58.0	$56.7	$1.3	2%

Operating costs and expenses
Cost of services	20.6	20.0	0.6	3%
Selling, general and administrative	9.8	7.1	2.7	38%
Depreciation and amortization	19.7	18.3	1.4	8%
Other*	—	0.1	(0.1)	n/m

Total operating costs and expenses	50.1	45.5	4.6	10%

Operating income	$7.9	$11.2	$(3.3)	(29)%

IT Services and Hardware
Revenue
Telecom and IT equipment distribution	$59.6	$49.5	$10.1	20%
Managed and professional services	27.3	28.8	(1.5)	(5)%

Total revenue	86.9	78.3	8.6	11%

Operating costs and expenses
Cost of services and products	72.4	61.3	11.1	18%
Selling, general and administrative	10.3	10.8	(0.5)	(5)%
Depreciation and amortization	2.3	2.4	(0.1)	(4)%
Other*	(1.2)	—	(1.2)	n/m

Total operating costs and expenses	83.8	74.5	9.3	12%

Operating income	$3.1	$3.8	$(0.7)	(18)%

	*Other includes restructuring charges, gain on sale or disposal of assets, impairment of goodwill and asset impairments.

Cincinnati Bell Inc.
Segment Information
(Unaudited)
(Dollars in millions)

	Three Months Ended				Twelve Months Ended
	December 31,		Change		December 31,		Change
	2012	2011	$	%	2012	2011	$	%
Revenue
Wireline	$182.1	$180.3	$1.8	1%	$730.5	$732.1	$(1.6)	0%
Wireless	56.8	68.4	(11.6)	(17)%	241.8	277.6	(35.8)	(13)%
Data Center Colocation	58.0	49.1	8.9	18%	221.3	184.7	36.6	20%
IT Services and Hardware	86.9	75.6	11.3	15%	315.7	300.5	15.2	5%
Eliminations	(9.1)	(8.1)	(1.0)	(12)%	(35.4)	(32.5)	(2.9)	(9)%

Total revenue	$374.7	$365.3	$9.4	3%	$1,473.9	$1,462.4	$11.5	1%

Cost of Services and Products
Wireline	$72.3	$67.8	$4.5	7%	$283.8	$270.0	$13.8	5%
Wireless	28.3	36.1	(7.8)	(22)%	113.0	134.2	(21.2)	(16)%
Data Center Colocation	20.6	15.8	4.8	30%	75.7	59.7	16.0	27%
IT Services and Hardware	72.4	62.4	10.0	16%	255.7	243.0	12.7	5%
Eliminations	(8.8)	(7.6)	(1.2)	(16)%	(33.6)	(29.6)	(4.0)	(14)%

Total cost of services and products	$184.8	$174.5	$10.3	6%	$694.6	$677.3	$17.3	3%

Selling, General and Administrative
Wireline	$31.6	$29.7	$1.9	6%	$125.6	$126.7	$(1.1)	(1)%
Wireless	11.4	13.4	(2.0)	(15)%	43.7	55.2	(11.5)	(21)%
Data Center Colocation	9.8	6.4	3.4	53%	31.0	23.8	7.2	30%
IT Services and Hardware	10.3	8.4	1.9	23%	42.3	37.4	4.9	13%
Corporate and eliminations	6.8	7.5	(0.7)	(9)%	26.9	20.0	6.9	35%

Total selling, general and administrative	$69.9	$65.4	$4.5	7%	$269.5	$263.1	$6.4	2%

Depreciation and Amortization
Wireline	$27.1	$26.3	$0.8	3%	$106.0	$102.4	$3.6	4%
Wireless	7.9	8.4	(0.5)	(6)%	31.9	33.5	(1.6)	(5)%
Data Center Colocation	19.7	16.6	3.1	19%	70.6	54.8	15.8	29%
IT Services and Hardware	2.3	1.8	0.5	28%	8.6	8.4	0.2	2%
Corporate	0.2	0.1	0.1	100%	0.3	0.4	(0.1)	(25)%

Total depreciation and amortization	$57.2	$53.2	$4.0	8%	$217.4	$199.5	$17.9	9%

Other*
Wireline	$1.0	$8.2	$(7.2)	(88)%	$2.2	$4.5	$(2.3)	(51)%
Wireless	1.5	50.3	(48.8)	(97)%	2.0	51.4	(49.4)	(96)%
Data Center Colocation	—	—	—	n/m	13.6	—	13.6	n/m
IT Services and Hardware	(1.2)	1.9	(3.1)	n/m	(1.2)	1.9	(3.1)	n/m
Corporate	3.6	2.6	1.0	38%	5.7	5.2	0.5	10%

Total other	$4.9	$63.0	$(58.1)	(92)%	$22.3	$63.0	$(40.7)	(65)%

Operating Income (Loss)
Wireline	$50.1	$48.3	$1.8	4%	$212.9	$228.5	$(15.6)	(7)%
Wireless	7.7	(39.8)	47.5	n/m	51.2	3.3	47.9	n/m
Data Center Colocation	7.9	10.3	(2.4)	(23)%	30.4	46.4	(16.0)	(34)%
IT Services and Hardware	3.1	1.1	2.0	n/m	10.3	9.8	0.5	5%
Corporate	(10.9)	(10.7)	(0.2)	(2)%	(34.7)	(28.5)	(6.2)	(22)%

Total operating income	$57.9	$9.2	$48.7	n/m	$270.1	$259.5	$10.6	4%
	*Other includes restructuring charges, curtailment loss, gain on sale or disposal of assets, impairment of goodwill, asset impairments and transaction costs.

Cincinnati Bell Inc.
Segment Information
(Unaudited)
(Dollars in millions)

	Three Months Ended
	December 31,	September 30,	Change
	2012	2012	$	%
Revenue
Wireline	$182.1	$182.3	$(0.2)	0%
Wireless	56.8	59.5	(2.7)	(5)%
Data Center Colocation	58.0	56.7	1.3	2%
IT Services and Hardware	86.9	78.3	8.6	11%
Eliminations	(9.1)	(8.6)	(0.5)	(6)%

Total revenue	$374.7	$368.2	$6.5	2%

Cost of Services and Products
Wireline	$72.3	$71.5	$0.8	1%
Wireless	28.3	27.8	0.5	2%
Data Center Colocation	20.6	20.0	0.6	3%
IT Services and Hardware	72.4	61.3	11.1	18%
Eliminations	(8.8)	(8.3)	(0.5)	(6)%

Total cost of services and products	$184.8	$172.3	$12.5	7%

Selling, General and Administrative
Wireline	$31.6	$32.8	$(1.2)	(4)%
Wireless	11.4	11.0	0.4	4%
Data Center Colocation	9.8	7.1	2.7	38%
IT Services and Hardware	10.3	10.8	(0.5)	(5)%
Corporate and eliminations	6.8	10.5	(3.7)	(35)%

Total selling, general and administrative	$69.9	$72.2	$(2.3)	(3)%

Depreciation and Amortization
Wireline	$27.1	$26.6	$0.5	2%
Wireless	7.9	8.1	(0.2)	(2)%
Data Center Colocation	19.7	18.3	1.4	8%
IT Services and Hardware	2.3	2.4	(0.1)	(4)%
Corporate	0.2	—	0.2	n/m

Total depreciation and amortization	$57.2	$55.4	$1.8	3%

Other*
Wireline	$1.0	$0.5	$0.5	100%
Wireless	1.5	—	1.5	n/m
Data Center Colocation	—	0.1	(0.1)	n/m
IT Services and Hardware	(1.2)	—	(1.2)	n/m
Corporate	3.6	1.7	1.9	n/m

Total other	$4.9	$2.3	$2.6	n/m

Operating Income
Wireline	$50.1	$50.9	$(0.8)	(2)%
Wireless	7.7	12.6	(4.9)	(39)%
Data Center Colocation	7.9	11.2	(3.3)	(29)%
IT Services and Hardware	3.1	3.8	(0.7)	(18)%
Corporate	(10.9)	(12.5)	1.6	13%

Total operating income	$57.9	$66.0	$(8.1)	(12)%

	*Other includes restructuring charges, gain on sale or disposal of assets, transaction costs and asset impairments.

Cincinnati Bell Inc.
Segment Metric Information
(Unaudited)
(In thousands)

	December 31,	September 30,	December 31,
	2012	2012	2011

Local access lines	573.9	585.8	621.3

Long distance lines	417.9	426.4	447.4

High-speed internet subscribers
DSL subscribers	202.6	207.8	218.0
Fioptics subscribers	56.8	52.3	39.3
	259.4	260.1	257.3

Fioptics entertainment subscribers	55.1	51.1	39.6

Wireless
Postpaid wireless subscribers	251.3	270.7	311.0
Prepaid wireless subscribers	146.5	144.9	148.0
	397.8	415.6	459.0

Data Center Colocation
Data center capacity (in square feet)	932.0	896.0	763.0
Utilization rate*	78%	78%	88%

*
Data center utilization is calculated by dividing data center square footage that is committed contractually to customers, if built, by total data center square footage. Some data center square footage that is committed contractually may not yet be billing to the customer.

Cincinnati Bell Inc.
Local Access Line Detail
(Unaudited)
(In thousands)

	2010				2011				2012
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
Local Access Lines

In-Territory:
Primary Residential	354.1	345.5	336.8	328.9	321.8	313.8	304.8	296.7	288.9	281.7	274.3	266.4
Secondary Residential	21.8	20.8	19.3	19.1	18.3	16.3	15.6	14.9	14.2	13.6	13.1	12.5
Business/ Other	261.9	258.7	256.2	252.5	250.7	248.7	244.4	240.8	238.5	237.5	234.4	232.1
Total In-Territory	637.8	625.0	612.3	600.5	590.8	578.8	564.8	552.4	541.6	532.8	521.8	511.0

Out-of-Territory:
Primary Residential	32.9	32.5	32.1	31.2	30.4	29.3	27.8	26.7	25.2	24.3	23.3	22.4
Secondary Residential	1.1	1.1	1.0	1.0	0.9	0.9	0.9	0.8	0.8	0.8	0.7	0.7
Business/ Other	39.9	40.4	41.5	41.4	41.5	41.6	41.8	41.4	41.0	40.6	40.0	39.8
Total Out-of-Territory	73.9	74.0	74.6	73.6	72.8	71.8	70.5	68.9	67.0	65.7	64.0	62.9

Total Access Lines	711.7	699.0	686.9	674.1	663.6	650.6	635.3	621.3	608.6	598.5	585.8	573.9

Cincinnati Bell Inc.
Net Debt and Common Shares Outstanding
(Unaudited)
(Dollars and shares in millions)

	December 31,	September 30,	December 31,
	2012	2012	2011

Receivables Facility	$52.0	$44.0	$—
7% Senior Notes due 2015	—	249.7	250.4
8 1/4% Senior Notes due 2017	500.0	500.0	500.0
8 3/4% Senior Subordinated Notes due 2018	625.0	625.0	625.0
8 3/8% Senior Notes due 2020	683.9	775.0	775.0
CyrusOne 6 3/8% Senior Notes due 2022	525.0	—	—
7 1/4% Senior Notes due 2023	40.0	40.0	40.0
Various Cincinnati Bell Telephone notes	134.5	207.5	207.5
Capital leases and other debt	136.5	141.5	144.4
Net unamortized discount	(7.5)	(7.5)	(8.7)

Total debt	2,689.4	2,575.2	2,533.6

Less: Interest rate swap adjustment	—	(2.2)	(2.9)
Less: Cash and cash equivalents	(23.6)	(7.7)	(73.7)

Net debt (as defined by the company)	$2,665.8	$2,565.3	$2,457.0

Credit facility availability:
Corporate	200.0	210.0	210.0
CyrusOne*	225.0	—	—

	$425.0	$210.0	$210.0

Common shares outstanding	202.5	199.4	195.7

*	On January 24, 2013, we completed the initial public offering of CyrusOne, and Cincinnati Bell no longer has access to this facility.

Cincinnati Bell Inc.
Reconciliation of Net Income (Loss) (GAAP) to Adjusted EBITDA (Non-GAAP)
(Unaudited)
(Dollars in millions)

	Three Months Ended December 31, 2012
	Wireline	Wireless	Data Center Colocation	IT Services & Hardware	Corporate	Total Company
Net Loss (GAAP)						$(9.8)
Add:
Income tax benefit						(1.6)
Interest expense						55.6
Loss on extinguishment of debt						13.6
Other expense, net						0.1

Operating Income (GAAP)	$50.1	$7.7	$7.9	$3.1	$(10.9)	$57.9
Add:
Depreciation and amortization	27.1	7.9	19.7	2.3	0.2	57.2
Restructuring charges (reversals)	1.9	1.1	—	(1.2)	(1.4)	0.4
Loss (gain) on sale or disposal of assets	(1.4)	—	—	—	0.4	(1.0)
Transaction costs	—	—	—	—	4.6	4.6
Impairment of goodwill and other assets	0.5	0.4	—	—	—	0.9
Legal claim costs	—	—	0.2	—	—	0.2
Pension and other retirement plan expenses	5.8	—	—	—	0.3	6.1

Adjusted EBITDA (Non-GAAP)	$84.0	$17.1	$27.8	$4.2	$(6.8)	$126.3

Adjusted EBITDA Margin	46%	30%	48%	5%	—	34%

	Three Months Ended September 30, 2012
	Wireline	Wireless	Data Center Colocation	IT Services & Hardware	Corporate	Total Company
Net Income (GAAP)						$3.9
Add:
Income tax expense						6.8
Interest expense						55.2
Other expense, net						0.1

Operating Income (GAAP)	$50.9	$12.6	$11.2	$3.8	$(12.5)	$66.0
Add:
Depreciation and amortization	26.6	8.1	18.3	2.4	—	55.4
Restructuring charges	0.9	—	—	—	—	0.9
Gain on sale or disposal of assets	(0.4)	—	(0.2)	—	—	(0.6)
Transaction costs	—	—	—	—	1.7	1.7
Asset impairments	—	—	0.3	—	—	0.3
Pension and other retirement plan expenses	5.8	—	—	—	0.4	6.2

Adjusted EBITDA (Non-GAAP)	$83.8	$20.7	$29.6	$6.2	$(10.4)	$129.9

Adjusted EBITDA Margin	46%	35%	52%	8%	—	35%

Sequential dollar change in Adjusted EBITDA	$0.2	$(3.6)	$(1.8)	$(2.0)	$3.6	$(3.6)

Sequential percentage change in Adjusted EBITDA	0%	(17)%	(6)%	(32)%	35%	(3)%

	Three Months Ended December 31, 2011
	Wireline	Wireless	Data Center Colocation	IT Services & Hardware	Corporate	Total Company
Net Loss (GAAP)						$(30.4)
Add:
Income tax benefit						(15.1)
Interest expense						53.8
Other expense, net						0.9

Operating Income (Loss) (GAAP)	$48.3	$(39.8)	$10.3	$1.1	$(10.7)	$9.2
Add:
Depreciation and amortization	26.3	8.4	16.6	1.8	0.1	53.2
Restructuring charges	7.7	—	—	1.9	2.6	12.2
Impairment of goodwill and other assets	0.5	50.3	—	—	—	50.8
Legal claim costs	—	—	0.4	—	0.8	1.2
Pension and other retirement plan expenses	4.9	—	—	—	0.4	5.3

Adjusted EBITDA (Non-GAAP)	$87.7	$18.9	$27.3	$4.8	$(6.8)	$131.9

Adjusted EBITDA Margin	49%	28%	56%	6%	—	36%

Year-over-year dollar change in Adjusted EBITDA	$(3.7)	$(1.8)	$0.5	$(0.6)	$—	$(5.6)

Year-over-year percentage change in Adjusted EBITDA	(4)%	(10)%	2%	(13)%	0%	(4)%

Cincinnati Bell Inc.
Reconciliation of Net Income (GAAP) to Adjusted EBITDA (Non-GAAP)
(Unaudited)
(Dollars in millions)

	Twelve Months Ended December 31, 2012
	Wireline	Wireless	Data Center Colocation	IT Services & Hardware	Corporate	Total Company

Net Income (GAAP)						$11.2
Add:
Income tax expense						24.7
Interest expense						218.9
Loss on extinguishment of debt						13.6
Other expense, net						1.7

Operating Income (GAAP)	$212.9	$51.2	$30.4	$10.3	$(34.7)	$270.1
Add:
Depreciation and amortization	106.0	31.9	70.6	8.6	0.3	217.4
Restructuring charges (reversals)	3.5	1.6	0.5	(1.2)	(1.0)	3.4
Loss (gain) on sale or disposal of assets	(1.8)	—	(0.2)	—	0.4	(1.6)
Transaction costs	—	—	—	—	6.3	6.3
Impairment of goodwill and other assets	0.5	0.4	13.3	—	—	14.2
Legal claim costs	—	—	0.4	—	—	0.4
Pension and other retirement plan expenses	23.0	—	—	—	1.4	24.4

Adjusted EBITDA (Non-GAAP)	$344.1	$85.1	$115.0	$17.7	$(27.3)	$534.6

Adjusted EBITDA Margin	47%	35%	52%	6%	—	36%

	Twelve Months Ended December 31, 2011
	Wireline	Wireless	Data Center Colocation	IT Services & Hardware	Corporate	Total Company

Net Income (GAAP)						$18.6
Add:
Income tax expense						25.0
Interest expense						215.0
Other expense, net						0.9

Operating Income (GAAP)	$228.5	$3.3	$46.4	$9.8	$(28.5)	$259.5
Add:
Depreciation and amortization	102.4	33.5	54.8	8.4	0.4	199.5
Restructuring charges	7.7	—	—	1.9	2.6	12.2
Gain on sale of assets	(8.4)	—	—	—	—	(8.4)
Impairment of goodwill and other assets	1.0	51.4	—	—	—	52.4
Transaction costs	—	—	—	—	2.6	2.6
Legal claim costs	—	—	0.8	—	0.8	1.6
Pension and other retirement plan expenses	23.8	—	—	—	1.5	25.3

Adjusted EBITDA (Non-GAAP)	$355.0	$88.2	$102.0	$20.1	$(20.6)	$544.7

Adjusted EBITDA Margin	49%	32%	55%	7%	—	37%

Year-over-year dollar change in Adjusted EBITDA	$(10.9)	$(3.1)	$13.0	$(2.4)	$(6.7)	$(10.1)

Year-over-year percentage change in Adjusted EBITDA	(3)%	(4)%	13%	(12)%	(33)%	(2)%

Cincinnati Bell Inc.
Consolidated Statements of Cash Flows
(Unaudited)
(Dollars in millions)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2012	2011	2012	2011

Cash provided by operating activities	$57.7	$91.4	$212.7	$289.9

Capital expenditures	(124.3)	(88.5)	(367.2)	(255.5)
Increase in restricted cash	—	—	(11.1)	—
Release of restricted cash	4.2	—	4.9	—
Proceeds from sale of assets	1.0	1.7	1.6	11.5
Other, net	—	(0.4)	—	(0.7)

Cash used in investing activities	(119.1)	(87.2)	(371.8)	(244.7)

Proceeds from issuance of long-term debt	525.0	—	525.0	—
Increase in corporate credit and receivables facilities	8.0	—	52.0	0.4
Repayment of debt	(431.1)	(2.5)	(442.4)	(11.5)
Debt issuance costs	(20.9)	—	(20.9)	(0.8)
Dividends paid on preferred stock	(2.6)	(2.6)	(10.4)	(10.4)
Common stock issuance costs	(5.7)	—	(5.7)	—
Common stock repurchase	—	(0.4)	(0.3)	(10.4)
Proceeds from exercise of options and warrants	4.0	0.3	12.1	0.4
Financing obligations and other, net	0.6	(16.0)	(0.4)	(16.5)

Cash (used in) provided by financing activities	77.3	(21.2)	109.0	(48.8)

Net (decrease) increase in cash and cash equivalents	15.9	(17.0)	(50.1)	(3.6)
Cash and cash equivalents at beginning of period	7.7	90.7	73.7	77.3

Cash and cash equivalents at end of period	$23.6	$73.7	$23.6	$73.7

Reconciliation of GAAP Cash Flow to
Free Cash Flow (as defined by the company)
Net (decrease) increase in cash and cash equivalents	$15.9	$(17.0)	$(50.1)	$(3.6)
Less adjustments:
Proceeds from issuance of long-term debt	(525.0)	—	(525.0)	—
Increase in corporate credit and receivables facilities	(8.0)	—	(52.0)	(0.4)
Repayment of debt	431.1	2.5	442.4	11.5
Debt issuance costs	20.9	—	20.9	0.8
Common stock repurchase	—	0.4	0.3	10.4
Proceeds from sale of assets, net of expenses	(1.0)	(1.7)	(1.6)	(10.8)
Transaction costs	9.3	—	11.0	2.6

Free cash flow (as defined by the company)	$(56.8)	$(15.8)	$(154.1)	$10.5

Income tax payments (refunds)	$0.4	$0.1	$0.1	$(1.2)

Cincinnati Bell Inc.
Free Cash Flow (as defined by the company)
(Unaudited)
(Dollars in millions)

Free Cash Flow for the three months ended December 31, 2011	$(15.8)

Decrease in Adjusted EBITDA	(5.6)
Increase in capital expenditures	(35.8)
Increase in interest payments	(5.5)
Increase in pension and postretirement payments	(1.8)
Change in working capital and other	7.7

Free Cash Flow for the three months ended December 31, 2012	$(56.8)

Free Cash Flow for the twelve months ended December 31, 2011	$10.5

Decrease in Adjusted EBITDA	(10.1)
Increase in capital expenditures	(111.7)
Increase in interest payments	(6.1)
Increase in pension and postretirement payments	(6.6)
Change in working capital and other	(30.1)

Free Cash Flow for the twelve months ended December 31, 2012	$(154.1)

Cincinnati Bell Inc.
Capital Expenditures
(Unaudited)
(Dollars in millions)

	Three Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011

Wireline	$36.7	$27.8	$26.4	$23.3	$37.4
Wireless	3.4	4.2	1.9	6.3	7.0
Data Center Colocation	81.8	41.6	52.0	52.8	41.3
IT Services and Hardware	2.4	1.9	2.5	2.2	2.8
Total capital expenditures	$124.3	$75.5	$82.8	$84.6	$88.5

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Three
		Three			Months Ended
		Months Ended			December 31, 2012
		December 31, 2012			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$374.7	$—		$374.7

	Costs and expenses
	Cost of services and products	184.8	—		184.8
	Selling, general and administrative	69.9	(0.2)	[A]	69.7
	Depreciation and amortization	57.2	—		57.2
	Restructuring charges	0.4	(0.4)	[B]	—
	Gain on sale or disposal of assets	(1.0)	1.0	[C]	—
	Impairment of goodwill and other assets	0.9	(0.9)	[D]	—
	Transaction costs	4.6	(4.6)	[E]	—
	Operating income	57.9	5.1		63.0

	Interest expense	55.6	—		55.6
	Loss on extinguishment of debt	13.6	(13.6)	[F]	—
	Other expense, net	0.1	—		0.1

	Income (loss) before income taxes	(11.4)	18.7		7.3
	Income tax expense (benefit)	(1.6)	7.5		5.9

	Net income (loss)	(9.8)	11.2		1.4

	Preferred stock dividends	2.6	—		2.6

	Net income (loss) applicable to common shareowners	$(12.4)	$11.2		$(1.2)

	Weighted average diluted common shares	199.9	209.8	[G]	199.9

	Diluted earnings (loss) per common share	$(0.06)	$0.05		$(0.01)

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 40%):

A	Costs associated with investigation and resolution of special legal matters.

B	Restructuring charges consist of severance.

C	Gain on sale of wireline equipment.

D	Impairment of property recorded to reduce the carrying values of these assets to reflect their estimated fair values.

E	Transaction costs consist of legal and consulting fees incurred in legal entity restructuring.

F	Loss on extinguishment of 7% Senior Notes, 8 3/8% Senior Notes and various CBT notes.

G	Dilutive effect of common stock equivalents based on net income excluding special items.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Three
		Three			Months Ended
		Months Ended			December 31, 2011
		December 31, 2011			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$365.3	$—		$365.3

	Costs and expenses
	Cost of services and products	174.5	—		174.5
	Selling, general and administrative	65.4	(1.2)	[A]	64.2
	Depreciation and amortization	53.2	—		53.2
	Restructuring charges	12.2	(12.2)	[B]	—
	Impairment of goodwill and other assets	50.8	(50.8)	[C]	—
	Operating income	9.2	64.2		73.4

	Interest expense	53.8	—		53.8
	Other expense, net	0.9	—		0.9

	Income (loss) before income taxes	(45.5)	64.2		18.7
	Income tax expense (benefit)	(15.1)	25.7		10.6

	Net income (loss)	(30.4)	38.5		8.1

	Preferred stock dividends	2.6	—		2.6

	Net income (loss) applicable to common shareowners	$(33.0)	$38.5		$5.5

	Weighted average diluted common shares	194.9	198.3	[D]	198.3

	Diluted earnings (loss) per common share*	$(0.17)	$0.19		$0.03

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 40%):

A	Costs associated with investigation and resolution of special legal matters.

B	Restructuring charges incurred for employee separations, lease abandonments and contract terminations.

C	Impairment of Wireless goodwill and impairment recorded to reduce carrying value of property to reflect its estimated fair value.

D	Dilutive effect of common stock equivalents based on net income excluding special items.

*	The sum of the GAAP and Special Items per share results will not necessarily equal the Non-GAAP per share result.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Twelve
		Twelve			Months Ended
		Months Ended			December 31, 2012
		December 31, 2012			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$1,473.9	$—		$1,473.9

	Costs and expenses
	Cost of services and products	694.6	—		694.6
	Selling, general and administrative	269.5	(0.4)	[A]	269.1
	Depreciation and amortization	217.4	—		217.4
	Restructuring charges	3.4	(3.4)	[B]	—
	Gain on sale or disposal of assets	(1.6)	1.6	[C]	—
	Impairment of goodwill and other assets	14.2	(14.2)	[D]	—
	Transaction costs	6.3	(6.3)	[E]	—
	Operating income	270.1	22.7		292.8

	Interest expense	218.9	—		218.9
	Loss on extinguishment of debt	13.6	(13.6)	[F]	—
	Other expense, net	1.7	(1.4)	[G]	0.3

	Income before income taxes	35.9	37.7		73.6
	Income tax expense	24.7	15.1		39.8

	Net income	11.2	22.6		33.8

	Preferred stock dividends	10.4	—		10.4

	Net income applicable to common shareowners	$0.8	$22.6		$23.4

	Weighted average diluted common shares	204.7	204.7		204.7

	Diluted earnings per common share	$0.00	$0.11		$0.11

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 40%):

A	Costs associated with investigation and resolution of special legal matters.

B	Restructuring charges consist of severance and lease abandonments.

C	Gain on sale of data center and wireline equipment.

D	Impairment of intangibles and property recorded to reduce the carrying values of these assets to reflect their estimated fair values.

E	Transaction costs consist of legal and consulting fees incurred in legal entity restructuring.

F	Loss on extinguishment of 7% Senior Notes, 8 3/8% Senior Notes and various CBT notes.

G	Loss on termination of financing obligation.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Twelve
		Twelve			Months Ended
		Months Ended			December 31, 2011
		December 31, 2011			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$1,462.4	$—		$1,462.4

	Costs and expenses
	Cost of services and products	677.3	—		677.3
	Selling, general and administrative	263.1	(1.6)	[A]	261.5
	Depreciation and amortization	199.5	—		199.5
	Restructuring charges	12.2	(12.2)	[B]	—
	Curtailment loss	4.2	(4.2)	[C]	—
	Gain of sale of assets	(8.4)	8.4	[D]	—
	Impairment of goodwill and other assets	52.4	(52.4)	[E]	—
	Transaction costs	2.6	(2.6)	[F]	—
	Operating income	259.5	64.6		324.1

	Interest expense	215.0	—		215.0
	Other expense, net	0.9	—		0.9

	Income before income taxes	43.6	64.6		108.2
	Income tax expense	25.0	25.8		50.8

	Net income	18.6	38.8		57.4

	Preferred stock dividends	10.4	—		10.4

	Net income applicable to common shareowners	$8.2	$38.8		$47.0

	Weighted average diluted common shares	200.0	200.0		200.0

	Diluted earnings per common share*	$0.04	$0.19		$0.24

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 40%):

A	Costs associated with investigation and resolution of special legal matters.

B	Restructuring charges incurred for employee separations, lease abandonments and contract terminations.

C	Curtailment of bargained pension plan as a result of pension service credits being frozen for the majority of the plan participants.

D	Gain on sale of assets sold in connection with the home security monitoring business.

E	Impairment of Wireless goodwill and impairment recorded to reduce carrying value of property to reflect its estimated fair value.

F	Transaction costs consist of legal and professional fees incurred in due diligence.

*	The sum of the GAAP and Special Items per share results will not necessarily equal the Non-GAAP per share result.

Cincinnati Bell Inc.
Reconciliation of Operating Income (GAAP) Guidance to Adjusted EBITDA (Non-GAAP) Guidance
(Unaudited)
(Dollars in millions)

2013 Operating Income (GAAP) Guidance	$210

Add:

Depreciation and amortization	150
Pension and other retirement plan expenses	30

2013 Adjusted EBITDA (Non-GAAP) Guidance	$390	*

* Plus or minus 2 percent.

CONTACT:

Cincinnati Bell Inc.
Investor contact:
Josh Duckworth, 513-397-2292
Joshua.Duckworth@cinbell.com

Media contact:
Angela Ginty, 513-397-7144
Angela.Ginty@cinbell.com